Income Taxes - Schedule of Company's Effective Income Tax Rate (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income at U.S. statutory rate	$ (6,272)	$ (4,822)
State taxes, net of federal benefit	(497)	(738)
Foreign rate differential	6	10
Change in valuation allowance	4,289	6,085
Permanent differences	2,600	98
Tax credits	(166)	(214)
Other	60	(366)
Total provision for income taxes	$ 20	$ 53